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                                                                    EXHIBIT 10b5

                        HOUSTON INDUSTRIES INCORPORATED
                     EXECUTIVE INCENTIVE COMPENSATION PLAN

                   (As Established Effective January 1, 1982)


                                Fourth Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having adopted the Houston Lighting & Power Company Executive Incentive Compensation Plan, as established effective January 1, 1982 (the "Plan"), and having reserved the right under Section 13 thereof to amend the Plan, does hereby amend the first paragraph of the Plan, effective August 6, 1997, to read as follows:

                 "Houston Lighting & Power Company, a Texas corporation, and any successor thereto (the "Company"), hereby establishes and adopts the following Executive Incentive Compensation Plan (the "Plan"):"

         IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February 1998, but effective as of August 6, 1997.

                                    HOUSTON INDUSTRIES INCORPORATED



                                    By  /s/ LEE W. HOGAN
                                      --------------------------------------
                                      Name: Lee W. Hogan
                                           ---------------------------------
                                      Title: Executive Vice President
                                            --------------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
-----------------------------